SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                                August 4, 1994
               Date of Report (Date of earliest event reported)

                         INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

            New York               1-3157             13-0872805
           (State of             Commission          (IRS Employer
          Incorporation)            File             Identification
                                                        Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of principal executive offices)

                                 914-397-1500
                         (Registrant's telephone No.)



          ITEM I.   CHANGES IN CONTROL OF REGISTRANT

                    N/A

          ITEM II.  ACQUISITION OR DISPOSITION OF ASSETS

                    N/A

          ITEM III. BANKRUPTCY OR RECEIVERSHIP

                    N/A

          ITEM IV.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    N/A

          ITEM V.   OTHER EVENTS

                    On August 4, 1994, International Paper Company (the "Company") entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, CS First Boston Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the proposed issuance and sale of $150,000,000 aggregate principal amount of the Company's 7 5/8% Notes Due 2004.

          ITEM VI.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                    N/A

          ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

                    (a)  Financial Statements:

                    N/A

                    (b)  Pro Forma Financial Information:

                    N/A

                    (c)  Exhibits:

                         1(a) Underwriting Agreement, dated August
                              4, 1994, among the Company, Morgan
                              Stanley & Co. Incorporated, CS First
                              Boston Corporation and Merrill Lynch
                              & Co., Merrill Lynch, Pierce, Fenner
                              & Smith Incorporated, which
                              incorporates in its entirety all the
                              provisions of the International Paper
                              Company Underwriting Agreement
                              Standard Provisions (Debt), dated May
                              19, 1994, filed with the Securities
                              and Exchange Commission as an exhibit
                              to the Current Report on Form 8-K
                              dated May 19, 1994.

                         4(a) Form of Note.



          ITEM VIII.     CHANGES IN FISCAL YEAR

                    N/A


                                  Signatures

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL PAPER COMPANY
                                        (Registrant)

          Date:  August 10, 1994           /s/ Syvert E. Nerheim
                 Purchase, NY               Syvert E. Nerheim
                                            Assistant Secretary


                                EXHIBIT INDEX

                                                                   Page

               1(a) Underwriting Agreement, dated August 4, 1994, among
                    the Company, Morgan Stanley & Co. Incorporated, CS First Boston Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, which incorporates in its entirety all the provisions of the International Paper Company Underwriting Agreement Standard Provisions (Debt), dated May 19, 1994, filed with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K dated May 19, 1994.

               4(a) Form of Note.